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                               GUARANTY AGREEMENT


     This GUARANTY AGREEMENT (the "GUARANTY") dated June 30, 1998 from the undersigned, APEX MACHINE TOOL COMPANY, INC. f/k/a APEX ACQUISITION CORPORATION, a Connecticut corporation, with an address at 1806 New Britain Avenue, Farmington, Connecticut 06032 (the "GUARANTOR"), to FLEET NATIONAL BANK, a national banking association with a place of business at 777 Main Street, Hartford, Connecticut 06115 ("LENDER").

     In consideration of and as a material inducement for the Lender having extended or in the future extending loans, advances or otherwise giving credit to EDAC TECHNOLOGIES CORPORATION, (the "BORROWER"), including, but not limited to: (i) a $13,000,000.00 revolving loan (the "REVOLVING LOAN") as evidenced by a certain Second Amended and Restated Revolving Promissory Note of even date herewith (the "REVOLVING NOTE"), (ii) a $541,153.34 term loan (the "CONSOLIDATED EQUIPMENT LOAN") as evidenced by a certain Amended and Restated Promissory Note dated March 27, 1997 (the "CONSOLIDATED EQUIPMENT NOTE"), (iii) a $4,000,000.00 term loan (the "TERM LOAN") as evidenced by a certain Term Promissory Note dated March 22, 1993 (the "TERM NOTE"), (iv) a $1,000,000.00 construction to permanent loan (the "CONSTRUCTION LOAN") as evidenced by a certain Construction to Permanent Loan Promissory Note dated July 31, 1995 (the "CONSTRUCTION NOTE"), (v) a $3,000,000.00 equipment loan (the "THIRD EQUIPMENT LOAN") as evidenced by a certain Equipment Promissory Note III dated as of March 27, 1997 (the "THIRD EQUIPMENT NOTE"), (vi) a $3,000,000 equipment loan (the "FOURTH EQUIPMENT LOAN") as evidenced by a certain Equipment Promissory
Note IV dated as of May 22, 1998 (the "FOURTH EQUIPMENT NOTE"), and (vii) a $14,000,000.00 term loan (the "ACQUISITION TERM LOAN" and collectively with the Revolving Loan, Consolidated Equipment Loan, Term Loan, Construction Loan, Third Equipment Loan and fourth Equipment Loan, the "LOANS"), as evidenced by a certain Term Promissory Note of even date herewith (the "ACQUISITION TERM NOTE" and collectively with the Revolving Note, Consolidated Equipment Note, Term Note, Construction Note, Third Equipment Note, and Fourth Equipment Note, the "NOTES") the Guarantor does hereby represent, warrant, covenant and agree as follows:

                                   ARTICLE I

                            COVENANTS AND AGREEMENTS

     Section 1.1 The Guaranty. The Guarantor hereby absolutely and unconditionally guarantees to the Lender the full and prompt payment and performance of all liabilities of the Borrower to the Lender arising in connection with the Loans. As used herein, "LIABILITIES" means any and all indebtedness, liabilities and obligations of the Borrower to the Lender of every kind and description, whether direct or indirect, primary or secondary, absolute or contingent, due or to become due, now existing or hereafter arising, including without limitation, those obligations arising under the Notes, and all extensions, renewals and substitutions therefor, and further including without


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limitation, all reasonable costs, expenses and attorneys' and other professionals' fees incurred in the collection of said liabilities and in any litigation arising from any of the liabilities or this Guaranty or in the defense, protection, preservation, realization or enforcement of any rights, liens or remedies against the Borrower in connection with the Loans or in the defense, protection, preservation, realization and enforcement of any rights, liens or remedies against the Guarantor under this Guaranty. All payments by the Guarantor shall be paid in lawful money of the United States of America. Each and every payment obligation or liability guaranteed hereunder shall give rise to a separate cause of action, and separate suits may but need not be brought hereunder as each cause of action arises.

     Section 1.2   Unconditional Nature of Guaranty.

             A. The obligations of the Guarantor under this Guaranty shall be absolute and unconditional and shall remain in full force and effect until every payment, obligation or liability guaranteed hereunder shall have been fully and finally paid and performed. The Guarantor further guarantees that all payments made by the Borrower with respect to any liabilities hereby guaranteed will, when made, be final and agrees that if any such payment is recovered from or repaid by the Lender in whole or in part in any bankruptcy, insolvency or similar proceeding instituted by or against the Borrower, this Guaranty shall continue to be fully applicable to such liabilities to the same extent as though the payment so recovered or repaid had never been originally made on such liabilities. The obligations of the Guarantor shall not be affected, modified, released, discharged or impaired, in whole or in part, upon the happening from time to time of any event, including without limitation, any of the following, whether or not with notice to, or consent of, the Guarantor:

                   (1) The compromise, settlement, release, change or modification (whether material or otherwise) or termination of any or all of the liabilities;

                   (2) The failure to give notice to the Guarantor of the occurrence of a default or an event of default (howsoever defined), or of the occurrence or existence of an event or condition which would constitute a default or event of default but for the giving of notice or passage of time, or both, under the terms and provisions of this Guaranty, the Notes, or any other instruments, agreements or documents evidencing, securing or otherwise relating to any of the liabilities or securing or otherwise relating to this Guaranty (collectively, including the Notes, and this Guaranty, the "LOAN AGREEMENTS");

                   (3) The modification, amendment, rescission or waiver by the Lender of the payment, performance or observance by the Borrower or the Guarantor of any of their respective obligations, conditions, covenants or agreements contained in any of the Loan Agreements;

                   (4) The extension of time for payment of any principal, interest or any other amount due and owing under any of the Loan Agreements, or of the time for performance of any other obligations, covenants or agreements under or arising out of any of the Loan Agreements, or the extension or the renewal of any thereof or the Lender's continuing to make advances under the



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provisions of the Loan Agreements to the Borrower after default and/or after there is a material adverse change in the Borrower's financial condition;

                   (5) The modification or amendment (whether material or otherwise) of any duty, obligation, covenant or agreement set forth in any of the Loan Agreements;

                   (6) The taking or the failure to take any of the actions referred to in any of the Loan Agreements;

                   (7) Any failure, omission, delay or lack on the part of the Lender to enforce, assert or exercise any right, power or remedy conferred on the Lender in any of the Loan Agreements;

                   (8) The full or partial discharge of the Borrower or of any of the Other Guarantors (as defined below), if any, in bankruptcy or similar proceeding or otherwise;

                   (9) The release or discharge, in whole or in part, or the death, bankruptcy, liquidation or dissolution of any other person or entity other than the Guarantor which is primarily or secondarily liable with respect to the liabilities, including without limitation, any of the Other Guarantors (as defined below);

                   (10) The addition, exchange, release or surrender of all or any of the collateral held by the Lender as security for the liabilities and/or the Guarantor's liabilities hereunder; or

                   (11) The default or failure of the Guarantor fully to perform any of the Guarantor's obligations set forth in this Guaranty.

             B. The Guarantor agrees that no delay, act of commission or omission of any kind or at any time upon the part of the Lender or its successors and assigns with respect to any matter whatsoever shall in any way impair the right of the Lender to enforce any right, power or benefit under this Guaranty or under any of the other Loan Agreements to which the Guarantor is a party or be construed to be a waiver thereof. Any such right may be exercised from time to time and as often as may be deemed expedient. No set-off, counterclaim, reduction, or diminution of any obligation, or any defense of any kind or nature which the Guarantor has or may have against the Lender, or any assignee or successor thereof shall be available hereunder to the Guarantor against the Lender or its successors and assigns.

     Section 1.3   Right of the Lender to Proceed Against Guarantor.

             A. Upon any failure in the payment or performance of any of the liabilities or of any of the obligations of the Guarantor under this Guaranty, the liability of the Guarantor shall be effective immediately without notice or demand and shall be payable or performable on demand without any suit or action against the Borrower.


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           B.     The Lender, in its sole discretion, shall have the right to proceed first and directly against the Guarantor under this Guaranty without proceeding against or exhausting any other remedies which it may have against the Borrower or any other person primarily or secondarily liable for any of the liabilities, including without limitation, any of the Other Guarantors (as defined below), if any, and without resorting to any security held by the Lender.

           C. This Guaranty is entered into by the Guarantor for the benefit of the Lender and its successors and assigns, all of whom shall be entitled to enforce performance and observance of this Guaranty.

     Section 1.4  Waivers, Payment of Costs and Other Agreements.

     A. THE GUARANTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS GUARANTY IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY WAIVES THE GUARANTOR'S RIGHTS TO: (1) NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE LENDER MAY DESIRE TO USE, AND
(2) REQUEST THAT THE LENDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT THE GUARANTOR OR THE BORROWER AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY THE LENDER BY VIRTUE OF ANY DEFAULT OR PROVISION OF THIS GUARANTY OR ANY SECURITY AGREEMENT OR MORTGAGE SECURING THIS GUARANTY. THE GUARANTOR HEREBY FURTHER EXPRESSLY WAIVES DILIGENCE, DEMAND, PRESENTMENT, PROTEST, NOTICE OF NONPAYMENT OR PROTEST, NOTICE OF THE ACCEPTANCE OF THIS GUARANTY, NOTICE OF ANY RENEWALS OR EXTENSIONS OF THE NOTES AND OF ANY LOANS MADE OR EXTENSIONS OR OTHER FINANCIAL ACCOMMODATIONS GRANTED TO THE BORROWER OR OTHER ACTION TAKEN IN RELIANCE HEREON AND ALL OTHER DEMANDS AND NOTICES OF ANY DESCRIPTION IN CONNECTION WITH THIS GUARANTY, ANY OF THE LIABILITIES OR OTHERWISE.

     B. THE GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS GUARANTY IS A PART AND/OR THE ENFORCEMENT OF ANY OF THE LENDER'S RIGHTS AND REMEDIES, INCLUDING WITHOUT LIMITATION, TORT CLAIMS.

     C. THE GUARANTOR EXPRESSLY WAIVES ALL DEFENSES BASED UPON SURETYSHIP OR IMPAIRMENT OF COLLATERAL.

     D. The Guarantor hereby fully subordinates to the liabilities owed to the Lender any right of subrogation that the Guarantor may have against the Borrower, including without limitation, any


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right of subrogation by virtue of the Guarantor's making payments hereunder,
(the "SUBORDINATED CLAIMS"). The Guarantor will not accept any payment upon any of the Subordinated Claims, and will not have the right to take action to collect any of the Subordinated Claims, until the liabilities have been fully and finally paid. The Guarantor will not claim any set-off or counterclaim against the Borrower with respect to any liability of the Guarantor to the Borrower. The Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Lender.

     E. THE GUARANTOR ACKNOWLEDGES THAT THE GUARANTOR MAKES THE WAIVERS SET FORTH IN SUBSECTIONS (A), (B), (C) AND (D) ABOVE KNOWINGLY, VOLUNTARILY AND WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THOSE WAIVERS WITH THE GUARANTOR'S ATTORNEYS.. THE GUARANTOR FURTHER ACKNOWLEDGES THAT THE LENDER HAS NOT AGREED WITH OR REPRESENTED TO THE GUARANTOR OR ANY OTHER PARTY HERETO THAT THE PROVISIONS OF SUBSECTIONS (A), (B), (C) AND (D) ABOVE WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     F. The Guarantor agrees to pay all reasonable costs and expenses, including attorneys fees, arising out of or with respect to the validity, enforcement, realization, protection or preservation of this Guaranty or any of the liabilities.

     G. If, for an reason, the Borrower has no legal existence or is under no legal obligation to discharge any liabilities or if any liabilities have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such liabilities. In the event that acceleration of the time for payment of any liabilities is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Revolving Loan Note, the Loan Agreement or any of the other Loan Documents shall be immediately due and payable by the Guarantor, without notice or demand.

     Section 1.5 Set-off. The Guarantor hereby gives the Lender a lien and right of set-off for all the Guarantor's liabilities to the Lender upon and against all the Guarantor's deposits, credits, collateral and property now or hereafter in the possession or control of the Lender or in transit to it. The Lender may, at any time, without notice to the Guarantor, apply or set-off the same, or any part thereof, to any liability of the Guarantor to the Lender, whether or not the Lender shall have made demand under this Guaranty and although such obligations may be contingent or unmatured.






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                                   ARTICLE II

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 2.1 Guarantor Representations, Warranties and Covenants. The Guarantor hereby represents, warrants and further covenants that:

              A. The Guarantor is a corporation duly organized under the laws of its state of incorporation and has the requisite power to enter into and perform the obligations under this Guaranty and has taken all of the necessary actions to authorize the execution, delivery and performance of this Guaranty.

              B. Neither the execution and delivery of this Guaranty and the other Loan Agreements to which the Guarantor is a party, the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the terms and conditions of this Guaranty is prevented or limited by or conflicts with or results in a breach of the terms, conditions or provisions of any contractual or other restriction on the Guarantor or any agreement or instrument of whatever nature to which the Guarantor is now a party or by which the Guarantor or the Guarantor's property is bound or constitutes a default under any of the foregoing.

              C. The Guarantor has received and will receive a direct and material financial benefit from the accommodations extended by the Lender to the Borrower.

              D. All authorizations, consents and approvals of governmental bodies or agencies required in connection with the execution and delivery of this Guaranty and the other Loan Agreements to which the Guarantor is a party, or in connection with the performance of the Guarantor's obligations hereunder or thereunder have been obtained as required hereunder or by law.

              E. This Guaranty constitutes a valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms.

              F. There is no action or proceeding pending or threatened against the Guarantor before any court or administrative agency that might adversely affect the ability of the Guarantor to perform the Guarantor's obligations under this Guaranty.

              G. Failure of the Guarantor to comply with any of the covenants herein or under any of the other Loan Agreements to which the Guarantor is a party shall constitute a default of the liabilities, entitling the Lender to exercise all rights and remedies set forth in any of the Loan Agreements.






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                                  ARTICLE III

                         NOTICE AND SERVICE OF PROCESS,
                           PLEADINGS AND OTHER PAPERS

     Section 3.1 Designation of Agent for Service of Process. Guarantor represents, warrants and covenants that the Guarantor is subject to service of process in the State of Connecticut and that Guarantor will remain so subject so long as any liabilities are outstanding. If for any reason Guarantor should not be so subject, the Guarantor hereby designates and appoints, without power of revocation, the Secretary of State of the State of Connecticut as the Guarantor's agent upon whom may be served all process, pleadings, notices or other papers which may be served upon the Guarantor as a result of any of the Guarantor's obligations under this Guaranty.

     Section 3.2 Consent to Service of Process. The Guarantor irrevocably (a) agrees that any suit, action or other legal proceeding arising out of this Guaranty may be brought in the courts of record of the State of Connecticut or the courts of the United States located in such state; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; and (c) waives any objection which the Guarantor may have to the laying of venue of any such suit, action or proceeding in any of such courts. For such time as any of the liabilities is outstanding, the Guarantor's agent designated in Section 3.1 hereof shall accept and acknowledge on the Guarantor's behalf services of any and all process in any such suit, action or proceeding brought in any such court. The Guarantor agrees and consents that any such services of process upon such agent and written notice of such service to the Guarantor by registered mail shall be taken and held to be valid personal service upon the Guarantor and that any such service of process shall be of the same force and validity as if services were made upon the Guarantor according to the laws governing the validity and requirements of such service in such state, and waives all claim of error by reason of any such service.

     Section 3.3 Notices. All notices or other communications required or permitted to be given hereunder shall be considered effective and properly given if sent by a nationally recognized overnight messenger service or mailed first class United States mail, postage prepaid, registered or certified mail, with return receipt requested, or by delivery of same to the address beneath the Guarantor's signature below by prepaid messenger or telegram, whether or not receipt thereof is acknowledged or is refused by the addressee or any person at such address, or at such other place as any party hereto may be notified in writing as a place for service or notice hereunder.

                                   ARTICLE IV

                                    GENERAL





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     Section 4.1  No Remedy Exclusive; Effect of Waiver. No remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity. In order to entitle the Lender to exercise any remedy reserved to it in this Guaranty, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties thereunto duly authorized. A waiver on one occasion shall not be a bar to or waiver of any right of any other occasion. The Guarantor acknowledges that this Guaranty supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and is intended as a final expression and a complete and exclusive statement of the terms of this Guaranty.

     Section 4.2 Severability. The invalidity or unenforceability of any one or more phrases, sentences, clauses or Sections contained in this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty, or any part thereof.

     Section 4.3 Connecticut Law. This Guaranty shall be governed by the laws of the State of Connecticut (but not its conflicts of law provisions).

     Section 4.4 Other Guarantors. The Guarantor acknowledges that other individuals or entities have or may also from time to time guaranty the liabilities of the Borrower (including each other guarantor, the "OTHER GUARANTORS") and that the Guarantor is unconditionally delivering this Guaranty to the Lender. The Guarantor further acknowledges that the failure of any of the Other Guarantors, if any, to execute and deliver their respective guarantees or the discharge of any of such Other Guarantors and their respective guarantied obligations shall not discharge the liability of the Guarantor.

     Section 4.5 Cross Default. The occurrence of a default or event of default (howsoever defined) under any instrument, agreement or document evidencing, governing, securing or relating to any other indebtedness, obligation or liability of the Guarantor to the Lender (the "OTHER INDEBTEDNESS") shall constitute an event of default hereunder and a default hereunder shall constitute a default under any of the Other Indebtedness.

     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty on the date first above written.


WITNESSES:                                  APEX MACHINE TOOL COMPANY, INC.
                                            f/k/a APEX ACQUISITION CORPORATION


                                            By: /s/ Ronald G. Popolizio
                                               --------------------------------
                                                Its Vice President




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